SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: August 11, 2003


                                  DRUCKER, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Delaware                   0-29670                         N/A
     -------------------        -------------                   ----
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)            Identification No.)
     incorporation)


             1-1035 Richards Street, Vancouver, B.C. Canada V6B 3E4
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (604) 681-4421




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None.


ITEM 5. OTHER EVENTS

None.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS AND CHANGES IN OFFICERS

Ernest Cheung and Ken Kow resigned as directors effective August 11, 2003.

The following new Directors have been appointed as Directors effective August 11, 2003:

Liu, Wei Zhang
Hong, Liang
Ge, Liang Song
Sun, Yi Kang

The biographical information of the new directors is as follows:

LIU, WEI ZHANG, age 53, obtained Bachelor Degree from USTB in 1976 and also obtained a Bachelor Degree from the Arts & Law School of USTB in 1982. During the period from 1990 to present, Mr. Liu acted as Vice G.M. and G.M. of BK Machinery; G.M. and President of BK. He is in charge of overall affairs of BK and has turned the company into a top manufacturer and provider of automation system solutions and related products in China.

HONG, LIANG, age 40, obtained a Bachelor Degree in 1985 from Automation Department of USTB. From the beginning of 2003 to the present, he has been Vice G.M. in School-funded Industrial Group of USTB. His major responsibilities include assessment for investment in connection with whole school's industry, evasion of legal risks, project plan, capital operation, public relationship,

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etc. Mr. Hong was a founder of BK and acts as Vice President,  participating  in all major decisions and development  plan of the company,  and shouldering  such
responsibilities   as  the  establishment  of  technical  and  marketing  teams, operating management, organization of R & D, development of new technology, administration of major projects, public relations, financing, etc. From 2001 to 2002, Mr. Hong set up Time High-Tech Co., Ltd. (THT) and acted as Vice G.M. The company was invested by State Investment Development Corporation (SIDC) and USTB. Mr. Hong participated in all initial activities including project assessment, financing negotiations, incorporation of joint ventures. From 1999 to 2002, Mr. Hong acted as vice director of Robot Institute of USTB.

GE, LIANG SONG, age 38, obtained a Bachelor Degree in 1986 from the Automation Department of USTB and a Master Degree in 1989 from Automation Department of Harbin Institute of Technology, China. From 1998 to 2002, Mr. Ge acted as Vice G.M. of BK. Since the beginning of 2003, Mr. Ge has acted as G.M. of BK.

SUN, YI KANG, age 71, professor of automation at USTB, obtained a Bachelor Degree in 1952 from Tsinghua University in Beijing, China with a major in Material Molding and Control Engineering. Since 1999, Mr. Sun has acted as Technical Director of BK. He has been a director since incorporation of the company, responsible for technology directions, application and management, product development, international communication and development planning, R & D, and project planning. From 1994 to 1999, Mr. Sun acted as Chief Engineer of BK and was responsible for all major engineering and technological issues.


ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Financial Statements - None.

Exhibits: - None


ITEM 8. CHANGE IN FISCAL YEAR

None.


ITEM 9. REGULATION FD DISCLOSURE

None.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 11, 2003


                                            DRUCKER, INC.



                                            By: /s/Ronald Xie
                                               --------------------------------
                                                Ronald Xie, President



















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